Ivy NextShares

Supplement dated August 15, 2019 to the

Ivy NextShares Prospectus

dated October 31, 2018

At a meeting held on August 13-14, 2019, the Board of Trustees (the “Board”) of Ivy NextShares (the “Trust”) approved the termination and winding down of each of Ivy Focused Growth NextShares, Ivy Focused Value NextShares and Ivy Focused Energy NextShares (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, with the liquidation payment to shareholders of each Fund expected to take place on or about September 20, 2019.

After the close of business on September 3, 2019, each Fund no longer will accept orders for creation units. The last day of trading in each Fund on The Nasdaq Stock Market LLC (the “Exchange”) will be September 9, 2019. Shareholders should be aware that while a Fund is preparing to liquidate, it will not pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on the Exchange until market close on September 9, 2019, and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on the Exchange after market close on September 9, 2019, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on September 9, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about September 20, 2019.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares to the extent it is greater than or less than their adjusted basis in such shares.

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